UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

In accordance with General Instruction B.2., of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated February 6, 2017 announcing that Olin Corporation’s senior management will be attending the following conferences: Morgan Stanley Corporate Access Day in New York, NY on February 14, 2017; J.P. Morgan Global High Yield & Leveraged Finance Conference in Miami, FL on February 28, 2017; Bank of America Merrill Lynch Global Agricultural & Chemicals Conference in Fort Lauderdale, FL on March 1, 2017; Susquehanna Financial Group Chemical Conference in Boston, MA on March 9, 2017; Longbow Research Basic Materials Conference in New York, NY on March 14, 2017; and Barclays Materials ROC Stars Conference in New York, NY on March 28, 2017.

Copies of the presentation slides for these conferences will be available the evening prior to each event to investors, news media and the general public on Olin’s web site, www.olin.com, in the Investors section under Investor Presentations.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release dated February 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Senior Vice President, General Counsel and Secretary

Date: February 6, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated October 28, 2016.